EXHIBIT 10


Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-5932), on Form S-8 (File No. 339-6172), on Form S-8 (File No. 339-6066), and on Form S-8 (File No. 335-0900) of our report dated 28 June 2001 relating to the financial statements and financial statement schedules of Orthofix International N.V., which appear in Orthofix International N.V.'s Annual Report on Form 20-F for the year ended December 31, 2000.




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London, England
28 June 2001